                                                                    Exhibit 99.2


                      FORM OF NOTICE OF GUARANTEED DELIVERY

                           Commonwealth Edison Company

OFFER TO EXCHANGE ITS FIRST MORTGAGE 6.15% BONDS, SERIES 98 DUE MARCH 15, 2012, WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, FOR ANY AND ALL OF ITS ISSUED AND OUTSTANDING FIRST MORTGAGE 6.15% BONDS, SERIES 98 DUE MARCH 15, 2012.

                PURSUANT TO THE PROSPECTUS DATED _________, 2002

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON __________, 2002, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

         As set forth in the Prospectus dated _______, 2002 (the "Prospectus") under the caption "The Exchange Offer--Guaranteed Delivery Procedures" and the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 1 thereto, this form, or one substantially equivalent hereto, must be used to accept the Exchange Offer if certificates representing the First Mortgage 6.15% Bonds, Series 98 due March 15, 2012 (the "Outstanding Bonds"), of Commonwealth Edison Company, an Illinois corporation (the "Company"), are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit a Holder's certificates or other required documents to reach the Exchange Agent on or prior to the Expiration Date. Such form may be delivered by hand, overnight courier, facsimile transmission or mail to the Exchange Agent and must include a guarantee by an Eligible Institution (as defined in the Letter of Transmittal) unless such form is submitted on behalf of an Eligible Institution. Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Prospectus.

                   The Exchange Agent is The Bank of New York



   BY REGISTERED OR CERTIFIED MAIL:         BY HAND BEFORE 4:30 P.M.:        BY HAND AFTER 4:30 P.M. OR BY OVERNIGHT
                                                                                            COURIER:

        The Bank of New York,                    The Bank of New York                 The Bank of New York
          as Exchange Agent                   Corporate Trust Operations          Corporate Trust Operations
         The Bank of New York                    Reorganization Unit                  Reorganization Unit
      Corporate Trust Operations             15 Broad Street, 16th Floor        15 Broad Street, 16th Floor
         Reorganization Unit                      New York, NY 10007               New York, New York 10007
     15 Broad Street, 16th Floor                                                   Facsimile: 212-235-[_____]
       New York, New York 10007                                                    Telephone: 212-235-[_____]
                                                                               Attention: [___________________]


                    Delivery of this instrument to an address other than as set forth above, or transmission of instructions other than as set forth above, will not constitute a valid delivery.

This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies & Gentlemen:

         Upon the terms and subject to the conditions set forth in the Prospectus and the accompanying Letter of Transmittal, receipt of which is hereby acknowledged, the undersigned hereby tenders to the Company $ ________ principal amount of Outstanding Bonds, pursuant to the guaranteed delivery procedures set forth in the Prospectus and accompanying Letter of Transmittal.

Certificate                                 Principal Amount
Number(s)                                   Tendered

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

If Outstanding Bonds will be tendered by book-entry transfer to The Depositary Trust Company (the "DTC"), provide account number (as applicable).

                  Account No. ___________________________

The undersigned authorizes the Exchange Agent to deliver this Notice of Guaranteed Delivery to the Company and BNY Midwest Trust Company, as Trustee with respect to the Outstanding Bonds tendered pursuant to the Exchange Offer.

All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

                                    SIGN HERE

--------------------------------------------------------------------------------
          Signature(s) of Registered Holder(s) or Authorized Signatory


--------------------------------------------------------------------------------
                         Name(s) of Registered Holder(s)
                             (Please Type or Print)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     Address


--------------------------------------------------------------------------------
                                    Zip Code


--------------------------------------------------------------------------------
                         Area code and Telephone Number

Dated:__________________________________________________________ , 2002

                                    GUARANTEE
                    (Not to be Used for Signature Guarantees)

         The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, hereby
(a) represents that the above-named person(s) has a net long position in the Outstanding Bonds tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) represents that such tender of Outstanding Bonds complies with Rule 14e-4 and (c) guarantees delivery to the Exchange Agent of certificates representing the Outstanding Bonds tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Outstanding Bonds into the Exchange Agent's account at DTC, with a properly completed and duly executed Agent's Message (as defined in the Letter of Transmittal) or Letter of Transmittal, as the case may be, with any required signature guarantees and any other documents required by the Letter of Transmittal, within three Business Days after the Expiration Date.

         ------------------------------       ----------------------------------
         Name of Firm                                Title

         ------------------------------       ----------------------------------
         Authorized Signature                        Name (Please Type or Print)

         ------------------------------
         Address                                     Dated:______________ , 2002

         ------------------------------
         Area Code and Telephone Number

NOTE: DO NOT SEND CERTIFICATES REPRESENTING OUTSTANDING BONDS WITH THIS FORM. CERTIFICATES FOR OUTSTANDING BONDS MUST BE SENT WITH YOUR LETTER OF TRANSMITTAL.